UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2024

TORTOISEECOFIN ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40633	98-1583266
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 US HWY 50, Suite 208 Zephyr Cove, NV	89448
(Address of principal executive offices)	(Zip Code)

(913) 981-1020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	TRTL.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	TRTL	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TRTL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Amendment to Business Combination Agreement

As previously disclosed by TortoiseEcofin Acquisition Corp. III, a Cayman Islands exempted company (“TRTL”), in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2024, on February 14, 2024, TRTL, One Energy Enterprises Inc., a Delaware corporation (“One Energy”), TRTL Holding Corp., a Delaware corporation and wholly-owned subsidiary of TRTL (“Pubco”), TRTL III Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of TRTL, OEE Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (each of the foregoing subsidiary entities, together the “Merger Subs”) entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement,” and all of the transactions contemplated by the Business Combination Agreement, including the issuance of securities thereunder, the “Business Combination”).

On May 13, 2024, TRTL, One Energy, Pubco and the Merger Subs entered into the First Amendment to the Business Combination Agreement (“Amendment No. 1”), which reflects the following changes and adjustments relative to the terms set forth in the Business Combination Agreement: (i) a reduction in the number of shares of Pubco common stock, par value $0.0001 per share(“Pubco Common Shares”), issuable to TortoiseEcofin Sponsor III LLC (the “Sponsor”) upon consummation (the “Closing”), if any, of the proposed Business Combination (the “Sponsor Earnout Shares”) that will, for a period after the Closing, be subject to certain contingent forfeiture terms from 1,075,000 Pubco Common Shares to 500,000 Pubco Common Shares, (ii) the receipt of additional loans contributed to TRTL by the Sponsor and (iii) the removal from the Business Combination Agreement of the condition to the Closing that TRTL, at the Closing, have at least $5,000,001 of net tangible assets.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1, a copy of which is attached as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Sponsor Letter Agreement

As previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on August 18, 2023 (the “August Form 8-K”), on August 14, 2023, the Company, the Sponsor, and One Energy entered into a sponsor support agreement (the “Original Sponsor Letter Agreement”). Contemporaneously with the execution of Amendment No. 1, the Sponsor entered into an Amended and Restated Sponsor Letter Agreement, dated as of May 13, 2024 (the “Amended and Restated Sponsor Letter Agreement”) with Pubco, TRTL, One Energy and certain holders of Class B ordinary shares, par value $0.0001, of TRTL (“Class B Ordinary Shares,” and such holders of Class B Ordinary Shares signatory to the agreement, the “Class B Holders,” excluding qualified institutional buyers and institutional accredited investors who purchased Class B Ordinary Shares in connection with TRTL’s initial public offering (the “IPO”)), which amends, restates and replaces the Original Sponsor Letter Agreement Pursuant to the Amended and Restated Sponsor Letter Agreement, (i) Pubco, which was not a party to the Original Sponsor Letter Agreement, became a party to the agreement and (ii) references to TRTL Class A ordinary shares were replaced with references to Pubco Common Shares. Additionally, the Class B Holders, agreed, together with TRTL and Pubco, solely for the limited purposes of applicable provisions, that, effective as of the date of the Closing (the “Closing Date”), the original lock-up terms applicable to the Sponsor and each other relevant party under the terms of the letter agreement dated July 19, 2021, between TRTL, the Sponsor and the other parties thereto entered into at the time of the IPO would be extended to the Revised Lock-Up Terms (as defined below)

The “Revised Lock-Up Terms” are the provisions in the Amended and Restated Sponsor Letter Agreement which reflect that, subject to certain exceptions, the Sponsor and each Class B Holder have agreed not to transfer any of the 7,187,500 Class B Ordinary Shares purchased by the Sponsor in February 2021 until, in the context of the proposed Business Combination, the earlier of (i) two years after the date of the Closing Date, (ii) the first date after the Closing Date when the volume-weighted average share price of Pubco Common Shares as displayed on Pubco’s page on Bloomberg (or any successor service) in respect of the period from 9:30 a.m. to 4:00 p.m., New York City time, on the applicable trading day equals or exceeds $15.00 per share (as adjusted for share splits, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-day trading period commencing at least 120 days after the Closing and (iii) the date after the Closing Date when Pubco consummates a liquidation, merger, share exchange or other similar transaction resulting in Pubco shareholders having the right to exchange shares of Pubco for other property.

The foregoing description of the Sponsor Letter Agreement does not purport to be complete and is qualified in in its entirety by reference to the full text of the Sponsor Letter Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Stockholder Support Agreement

As previously disclosed by the Company in the August Form 8-K, on August 14, 2023, Jereme Kent, CAS Ohio LLC, and RES Ohio LLC (collectively, the “Supporting Company Stockholders”) entered into a transaction support agreement (the “Original Stockholder Support Agreement”). Contemporaneously with the execution of Amendment No. 1, on May 13, 2024, the Supporting Company Stockholders entered into an Amended and Restated Stockholder Support Agreement (the “Amended and Restated Stockholder Support Agreement”), which supersedes the Original Stockholder Support Agreement and amends the Original Stockholder Support Agreement to add Pubco as a party to such agreement.

The foregoing description of the Amended and Restated Stockholder Support Agreement does not purport to be complete and is qualified in in its entirety by reference to the full text of the Amended and Restated Stockholder Support Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Additional Information and Where to Find It

In connection with the Business Combination, Pubco intends to file a registration statement on Form S-4 (as may be amended or supplemented from time to time, the “Registration Statement”) with the SEC, which will include a preliminary proxy statement and a prospectus in connection with the Business Combination. SHAREHOLDERS OF TRTL AND ONE ENERGY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT, THE PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRTL, ONE ENERGY, PUBCO AND THE BUSINESS COMBINATION. HOWEVER, THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE BUSINESS COMBINATION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE BUSINESS COMBINATION. When available, the definitive proxy statement and other relevant documents will be mailed to the shareholders of TRTL as of a record date to be established for voting on the Business Combination. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, the Registration Statement, and other documents filed by TRTL with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov.

TRTL’s shareholders will also be able to obtain a copy of such documents, without charge, by directing a request to: TortoiseEcofin Acquisition Corp. III, 195 US HWY 50, Suite 208, Zephyr Cove, NV 89448; e-mail: IR@trtlspac.com. These documents, once available, can also be obtained, without charge, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

TRTL, One Energy, Pubco, and their respective directors and executive officers may be deemed participants in the solicitation of proxies of TRTL’s shareholders in connection with the Business Combination. TRTL’s shareholders and other interested persons may obtain more detailed information regarding the names, affiliations and interests of certain of TRTL executive officers and directors in the solicitation by reading TRTL’s final prospectus filed with the SEC on July 21, 2021, in connection with TRTL’s initial public offering, TRTL’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 24, 2022, TRTL’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 22, 2023, TRTL’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 1, 2024, and TRTL’s other filings with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination, which may, in some cases, be different from those of shareholders generally, are set forth in the Registration Statement relating to the Business Combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

No Offer or Solicitation

This Current Report on Form 8-K (this “Current Report”) shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This report may contain forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding One Energy, Pubco and the Business Combination and the future held by the respective management teams of TRTL or One Energy, the anticipated benefits and the anticipated timing of the Business Combination, future financial condition and performance of One Energy or Pubco and expected financial impacts of the Business Combination (including future revenue, profits, proceeds, pro forma enterprise value and cash balance), the satisfaction of Closing conditions to the Business Combination, financing transactions, if any, related to the Business Combination, the level of redemptions by TRTL’s public shareholders and the expected future performance and market opportunities of One Energy or Pubco. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this report, including, without limitation: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of TRTL’s securities, (ii) the risk that the Business Combination may not be completed by TRTL’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TRTL, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the requirements that the Business Combination Agreement and the transactions contemplated thereby be approved by the shareholders of TRTL and by the stockholders of One Energy, respectively, (iv) the failure to obtain regulatory approvals and any other third party consents, as applicable, as may be required to consummate the Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination

Agreement, or that redemptions by TRTL public shareholders may exceed expectations, (vi) the effect of the announcement or pendency of the Business Combination on One Energy’s business relationships, operating results, and business generally, (vii) risks that the Business Combination disrupts current plans and operations of One Energy, (viii) the outcome of any legal proceedings that may be instituted against One Energy or against TRTL related to the Business Combination Agreement or the Business Combination, (ix) the ability to maintain the listing of TRTL’s securities on New York Stock Exchange, (x) changes in the competitive market in which One Energy operates, variations in performance across competitors, changes in laws and regulations affecting One Energy’s business and changes in the capital structure of Pubco after the Closing, (xi) the ability to implement business plans, growth, marketplace, customer pipeline and other expectations after the completion of the Business Combination, and identify and realize additional opportunities, (xii) the potential inability of One Energy to achieve its business and growth plans, (xiii) the ability of One Energy to enforce its current material contracts or to secure long-term or other committed contracts with new or existing customers on terms favorable to One Energy, (xiv) the risk that One Energy will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all, (xv) the risk that One Energy experiences difficulties in managing its growth and expanding operations, (xvi) the risk of One Energy’s cyber security measures being unable to prevent hacking or disruption to One Energy’s customers, and (xvii) the risk of economic downturn, increased competition, a changing of energy regulatory landscape and related impacts that could occur in the highly competitive energy market, including, among other things, that One Energy will not meet milestones for funding its ongoing and future project pipeline. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in the “Risk Factors” section of TRTL’s initial public offering prospectus filed with the SEC on July 21, 2021, TRTL’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 24, 2022, TRTL’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 22, 2023, TRTL’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 1, 2024, and subsequent periodic reports filed by TRTL with the SEC, the Registration Statement to be filed by Pubco in connection with the Business Combination and other documents filed or to be filed by TRTL or Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and neither One Energy nor TRTL assume any obligation to, nor intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither One Energy nor TRTL gives any assurance that either One Energy or TRTL, or Pubco, will achieve its expectations.

Information Sources; No Representations

The report furnished herewith has been prepared for use by TRTL and One Energy in connection with the Business Combination. The information therein does not purport to be all-inclusive. The information therein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of TRTL derived entirely from TRTL and all information relating to the business, past performance, results of operations and financial condition of One Energy or Pubco, after the Closing, are derived entirely from One Energy. No representation is made as to the reasonableness of the assumptions made with respect to the information therein, or to the accuracy or completeness of any projections or modeling or any other information contained therein. Any data on past performance or modeling contained therein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of this report. To the fullest extent permitted by law in no circumstances will TRTL, One Energy, or Pubco, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this report (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of One Energy or the prospective operations of One Energy has been derived, directly or indirectly, exclusively from One Energy and has not been independently verified by TRTL or any other party. Neither the independent auditors of TRTL nor the independent auditors of One Energy audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in this report and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment No. 1 to Business Combination Agreement, dated as of May 13, 2024, by and among TortoiseEcofin Acquisition Corp. III, One Energy Enterprises Inc., TRTL Holding Co., TRTL III Merger Sub Inc., and OEE Merger Sub Inc.

10.1	Sponsor Letter Agreement, dated as of May 13, 2024, by and among TortoiseEcofin Acquisition Corp., One Energy Enterprises Inc., TortoiseEcofin Sponsor III LLC, TRTL Holding Co., and certain holders of Class B Ordinary Shares.

10.2	Stockholder Support Agreement, dated as of May 13, 2024, by and among TortoiseEcofin Acquisition Corp., One Energy Enterprises Inc. TRTL Holding Corp., Jereme Kent, CAS Ohio LLC, and RES Ohio LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2024

TORTOISEECOFIN ACQUISITION CORP. III

By:	/s/ Vincent T. Cubbage
Name:	Vincent T. Cubbage
Title:	Chief Executive Officer